                                                                    Exhibit 99.1

                            Joint Filers' Signatures

WARBURG PINCUS PRIVATE EQUITY (E&P) XI-
A (BRIGHAM), LLC

By:  Warburg Pincus Private Equity (E&P) XI-A,
     L.P., its sole member
By:  Warburg Pincus (E&P) XI, L.P., its general
     partner
By:  Warburg Pincus (E&P) XI LLC, its general
     partner
By:  Warburg Pincus Partners (E&P) XI LLC, its
     sole member
By:  Warburg Pincus Partners II (US), L.P., its
     managing member
By:  Warburg Pincus & Company US, LLC, its
     general partner

     /s/ Robert B. Knauss                           04/25/2019
---------------------------------   Date:---------------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS PRIVATE EQUITY (E&P) XI-
A, L.P.

By:  Warburg Pincus (E&P) XI, L.P., its general
     partner
By:  Warburg Pincus (E&P) XI LLC, its general
     partner
By:  Warburg Pincus Partners (E&P) XI LLC, its
     sole member
By:  Warburg Pincus Partners II (US), L.P., its
     managing member
By:  Warburg Pincus & Company US, LLC, its
     general partner

     /s/ Robert B. Knauss                           04/25/2019
---------------------------------   Date:---------------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS XI (E&P) PARTNERS-A
(BRIGHAM), LLC

By:  Warburg Pincus XI (E&P) Partners - A, L.P., its
     sole member
By:  Warburg Pincus (E&P) XI, L.P., its general
     partner
By:  Warburg Pincus (E&P) XI LLC, its general
     partner
By:  Warburg Pincus Partners (E&P) XI LLC, its
     sole member
By:  Warburg Pincus Partners II (US), L.P., its
     managing member
By:  Warburg Pincus & Company US, LLC, its
     general partner

     /s/ Robert B. Knauss                           04/25/2019
---------------------------------  Date:---------------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS XI (E&P) PARTNERS - A, L.P.

By:  Warburg Pincus (E&P) XI, L.P., its general
     partner
By:  Warburg Pincus (E&P) XI LLC, its general
     partner
By:  Warburg Pincus Partners (E&P) XI LLC, its
     sole member
By:  Warburg Pincus Partners II (US), L.P., its
     managing member
By:  Warburg Pincus & Company US, LLC, its
     general partner

     /s/ Robert B. Knauss                           04/25/2019
---------------------------------    Date:---------------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WP BRIGHAM HOLDINGS, L.P.

By:  Warburg Pincus (E&P) XI, L.P., its general
     partner
By:  Warburg Pincus (E&P) XI LLC, its general
     partner
By:  Warburg Pincus Partners (E&P) XI LLC, its
     sole member
By:  Warburg Pincus Partners II (US), L.P., its
     managing member
By:  Warburg Pincus & Company US, LLC, its
     general partner

     /s/ Robert B. Knauss                           04/25/2019
---------------------------------   Date:---------------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS (E&P) XI, L.P.

By:  Warburg Pincus (E&P) XI LLC, its general
     partner
By:  Warburg Pincus Partners (E&P) XI LLC, its
     sole member
By:  Warburg Pincus Partners II (US), L.P., its
     managing member
By:  Warburg Pincus & Company US, LLC, its
     general partner

     /s/ Robert B. Knauss                           04/25/2019
---------------------------------   Date:---------------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS PARTNERS (E&P) XI LLC

By:  Warburg Pincus Partners II (US), L.P., its
     managing member
By:  Warburg Pincus & Company US, LLC, its
     general partner

     /s/ Robert B. Knauss                           04/25/2019
---------------------------------    Date:---------------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS (E&P) ENERGY LLC

By:  Warburg Pincus Partners II (US), L.P., its managing
     member
By:  Warburg Pincus & Company US, LLC, its general
     partner

     /s/ Robert B. Knauss                           04/25/2019
---------------------------------   Date:---------------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS (E&P) ENERGY GP, L.P.

By:  Warburg Pincus (E&P) Energy LLC, its general
     partner
By:  Warburg Pincus Partners II (US), L.P., its managing
     member
By:  Warburg Pincus & Company US, LLC, its general
     partner

     /s/ Robert B. Knauss                           04/25/2019
---------------------------------   Date:---------------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WP ENERGY BRIGHAM HOLDINGS, L.P.

By:  Warburg Pincus (E&P) Energy GP, L.P., its general
     partner
By:  Warburg Pincus (E&P) Energy LLC, its general
     partner
By:  Warburg Pincus Partners II (US), L.P., its managing
     member
By:  Warburg Pincus & Company US, LLC, its general
     partner

     /s/ Robert B. Knauss                           04/25/2019
By:---------------------------------   Date:---------------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WP ENERGY PARTNERS BRIGHAM HOLDINGS, L.P.

By:  Warburg Pincus (E&P) Energy GP, L.P., its general
     partner
By:  Warburg Pincus (E&P) Energy LLC, its general
     partner
By:  Warburg Pincus Partners II (US), L.P., its managing
     member
By:  Warburg Pincus & Company US, LLC, its general
     partner

     /s/ Robert B. Knauss                           04/25/2019
By:---------------------------------   Date:---------------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS ENERGY (E&P)-A (BRIGHAM), LLC

By:  Warburg Pincus Energy (E&P)-A, L.P., its managing
     member
By:  Warburg Pincus (E&P) Energy GP, L.P., its general
     partner
By:  Warburg Pincus (E&P) Energy LLC, its general
     partner
By:  Warburg Pincus Partners II (US), L.P., its managing
     member
By:  Warburg Pincus & Company US, LLC, its general
     partner

     /s/ Robert B. Knauss                           04/25/2019
By:---------------------------------   Date:---------------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS ENERGY (E&P)-A, L.P.

By:  Warburg Pincus (E&P) Energy GP, L.P., its general
     partner
By:  Warburg Pincus (E&P) Energy LLC, its general
     partner
By:  Warburg Pincus Partners II (US), L.P., its managing
     member
By:  Warburg Pincus & Company US, LLC, its general
     partner

     /s/ Robert B. Knauss                           04/25/2019
By:---------------------------------   Date:---------------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS ENERGY (E&P) PARTNERS-A
(BRIGHAM), LLC

By:  Warburg Pincus Energy (E&P) Partners-A, L.P., its
     managing member
By:  Warburg Pincus (E&P) Energy GP, L.P., its general
     partner
By:  Warburg Pincus (E&P) Energy LLC, its general
     partner
By:  Warburg Pincus Partners II (US), L.P., its managing
     member

By:  Warburg Pincus & Company US, LLC, its general
     partner

     /s/ Robert B. Knauss                           04/25/2019
By:---------------------------------   Date:---------------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS ENERGY (E&P) PARTNERS-A, L.P.

By:  Warburg Pincus (E&P) Energy GP, L.P., its general
     partner
By:  Warburg Pincus (E&P) Energy LLC, its general
     partner
By:  Warburg Pincus Partners II (US), L.P., its managing
     member
By:  Warburg Pincus & Company US, LLC, its general
     partner

     /s/ Robert B. Knauss                           04/25/2019
By:---------------------------------   Date:---------------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS (E&P) XI LLC

By:  Warburg Pincus Partners (E&P) XI LLC, its sole
     member
By:  Warburg Pincus Partners II (US), L.P., its managing
     member
By:  Warburg Pincus & Company US, LLC, its general
     partner

     /s/ Robert B. Knauss                           04/25/2019
By:---------------------------------   Date:---------------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS & CO US, LLC

     /s/ Robert B. Knauss                           04/25/2019
By:---------------------------------   Date:---------------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

BRIGHAM PARENT HOLDINGS, L.P.

By:  Warburg Pincus (E&P) XI, L.P., its general
     partner
By:  Warburg Pincus (E&P) XI LLC, its general
     partner
By:  Warburg Pincus Partners (E&P) XI LLC, its
     sole member
By:  Warburg Pincus Partners II (US), L.P., its
     managing member
By:  Warburg Pincus & Company US, LLC, its
     general partner

     /s/ Robert B. Knauss                           04/25/2019
---------------------------------   Date:---------------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS PARTNERS II (US), L.P.

By: Warburg Pincus & Company US, LLC,
 its general partner

     /s/ Robert B. Knauss                           04/25/2019
---------------------------------   Date:---------------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS LLC

     /s/ Robert B. Knauss                           04/25/2019
By:---------------------------------    Date:---------------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

CHARLES R. KAYE

     /s/ Charles R. Kaye                            04/25/2019
By:---------------------------------    Date:---------------------------------
Name: Charles R. Kaye
By: Robert B. Knauss, Attorney-in-Fact*

JOSEPH P. LANDY

     /s/ Joseph P. Landy                            04/25/2019
By:---------------------------------   Date:---------------------------------
Name: Joseph P. Landy
By: Robert B. Knauss, Attorney-in-Fact*

* The Power of Attorney given by each of Mr. Kaye and Mr. Landy was previously filed with the U.S. Securities and Exchange Commission on July 12, 2016 as an
exhibit to a beneficial ownership report on Schedule 13D filed by WP LLC with respect to WEX Inc. and is hereby incorporated by reference.